UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )
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Filed by a Party other than the Registrant ☐
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☐ Definitive Proxy Statement
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LIBERATOR MEDICAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 4, 2009
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 4, 2009
GENERAL
ITEM 1 — ELECTION OF DIRECTOR
EXECUTIVE COMPENSATION AND OTHER INFORMATION
ITEM 2 — APPROVAL OF 2009 EMPLOYEE STOCK PURCHASE PLAN
ITEM 3 — APPROVAL OF AMENDMENT TO COMPANY’S 2007 STOCK PLAN
ITEM 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL SHAREHOLDERS
DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
SOLICITATION OF PROXIES
OTHER MATTERS

LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, SEPTEMBER 4, 2009

Dear Stockholder:
     NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), will be held on Friday, September 4, 2009, at 10:00 A.M., local time, at the Company’s headquarters located at 2979 SE Gran Park Way, Stuart, Florida 34997.
     At our Annual Meeting, we will ask you to:
1.	Elect a director nominated to serve as the Company’s sole member of its Board of Directors.

2.	Approve and adopt the Company’s 2009 Employee Stock Purchase Plan.

3.	Approve and adopt an amendment to the Company’s 2007 Stock Plan increasing the number of shares issuable under the Plan from 1,000,000 to 2,000,000.

3.	Ratify the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year.

4.	Act upon such other business as may properly come before the Annual Meeting.
     Stockholders of record at the close of business on July 27, 2009, are entitled to notice of and to vote at the Annual Meeting.
By Order of the Board of Directors,
/s/ Mark A. Libratore
President and Secretary
August 10, 2009

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997
PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 4, 2009
This proxy statement is being furnished to the stockholders of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 4, 2009, at 10:00 A.M., at the Company’s headquarters located at 2979 SE Gran Park Way, Stuart, Florida 34997, and at any adjournment thereof.
This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to stockholders on or about August 10, 2009.
GENERAL
The holders of record of shares of common stock of the Company at the close of business on July 27, 2009, are entitled to notice of, and to vote such shares at, the Annual Meeting. On July 23, 2009, there were 32,306,711 shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting.
The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting.
Abstentions and broker non-votes are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.
Certain proposals, such as the election of directors and the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” proposals, such as the approval of equity compensation plans and amendments, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.
The Company has only one Director, Mark A. Libratore. He must be elected by a plurality of the votes cast at the Annual Meeting. Thus, an abstention or a broker non-vote will have no effect on the outcome of the vote on the election of directors at the meeting. Each of the approval and adoption of the Company’s 2009 Employee Stock Purchase Plan, the amendment to the Company’s 2007 Stock Plan and the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009, requires the favorable vote of a majority of the votes cast at the Annual Meeting.
Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy. Unless contrary instructions are given, the proxy will be voted (1) FOR the election of the Board of Directors’ nominee for director, (2) FOR the approval and adoption of the Company’s 2009 Employee Stock Purchase Plan, (3) FOR the amendment to the Company’s 2007 Stock Plan, and (4) FOR the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the independent registered public accounting firm for the 2009 fiscal year.
If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting. You still will be able to revoke your proxy until it is voted. As of the date of this proxy statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of a director, the approval and adoption of the Company’s 2009 Employee Stock Purchase Plan, the approval and adoption of an amendment to the Company’s 2007 Stock Plan, and the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009.

Stockholders may vote by completing and mailing the proxy card to the Company so that it is received by the Company prior to September 4, 2009. A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date. You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes. A proxy may also be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.
This proxy solicitation is being made by the Board of Directors of the Company, and the expense of preparing, printing and mailing this proxy statement, Notice of Annual Meeting and proxy is being paid by the Company. In addition to use of the mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our common stock.
In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this proxy statement and its attachments. If requested by phone or in writing, we will promptly provide a separate copy of the proxy statement and its attachments to a stockholder sharing an address with another stockholder. To notify the Company, you may write Liberator Medical Holdings, Inc., Attn: Robert J. Davis, Chief Financial Officer, 2979 SE Gran Park Way, Stuart, Florida 34997, or call the Company at (772) 287-2414. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.
ITEM 1 — ELECTION OF DIRECTOR
The Board of Directors proposes one nominee for election at the Annual Meeting as a director of the Company. If elected, the director will serve until the next annual meeting and until his successor has been chosen and qualified. The nominee is the only current director of the Company. The director will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.
Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the election of the nominee.
Sole Director
The following tables set forth: (i) the name and age of the nominee for election to director and the names and ages of the executive officers of the Company who do not also serve as a director of the Company; (ii) the other positions and offices presently held by such persons with the Company, if any; (iii) the period during which the sole director has served on the Board of Directors of the Company; (iv) the expiration of the nominee’s term as director; and (v) the principal occupation and employment of the nominee. Additional biographical information for Mr. Libratore follows the tables. Mr. Libratore, the sole nominee, has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve if elected.
Nominee for Election at 2009 Annual Meeting

Name and Position with		Director	Expiration of
the Company	Age	Since	Term	Principal Occupation
Mark A. Libratore, President and Chief Executive Officer	58	2007	2009	Director, President, and Chief Executive Officer of the Company
Set forth below is certain biographical information regarding Mr. Libratore.
Mark A. Libratore. In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier. Mr. Libratore sold this business to PolyMedica Corporation (PLMD) in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999. Mr. Libratore founded Liberator Medical Supply, Inc., in 1999. Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.
Compensation
The director is not compensated for his services as a director.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Board Committees; Designated Directors; and Director Independence
Our board of directors is currently composed of one individual and we do not have any committees. One of the larger shareholders with significant financial expertise has advised us that he is willing to serve on our board of directors, but had not been installed at the time. It is intended that our board of directors will increase in number as our business continues to grow, and that in the future our board of directors, as members are added, will establish an audit committee, one of the members of which will be an “audit committee financial expert,” as such term is defined in the rules of the SEC.
Our common stock is not listed on a national securities exchange and therefore, we are not subject to any corporate governance requirements regarding independence of board or committee members. However, we have chosen the definition of independence contained in the American Stock Exchange listing standards as a benchmark to evaluate the independence of our directors. Under the AMEX listing standards, an “independent director” of a company means a person who is not an officer or employee of the company or its subsidiaries and who the board of directors has affirmatively determined does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. After review of all relevant transactions or relationships between our sole director, or any of his family members, and our company, our senior management and our independent registered public accounting firm, our board has determined that our sole director is not an independent director within the meaning of the applicable AMEX listing standards.
Code of Ethics
We adopted a Code of Conduct and Ethics that applies to all officers, directors and employees of our Company on January 14, 2008.
Executive Officers
Set forth below are the names, ages and titles of all of our executive officers as of July 27, 2009. Each officer serves until the first meeting of the board of directors following the next annual meeting of the shareholders and until his or her successor is duly elected and qualified.

Name	Age	Position(s) with Us
Mark Libratore	58	President, Chief Executive Officer, Director
Robert Davis	63	Chief Financial Officer
John Leger	54	Chief Operating Officer
The business experience of each of the persons listed above during the past five years is as follows:
Mark Libratore. Mark Libratore serves as President Chief Executive Officer of our Company. His complete biography is set forth above under the caption “Sole Director.”
Robert Davis. Robert Davis, has a Masters degree in Accounting, University of Houston, and holds a CPA certificate from the State of Texas. Mr. Davis has held numerous financial executive-level positions as Comptroller and Vice President of Finance for companies such as controller for a Manufacturer of Jet Engine parts, TurboCombustor Corp., Data Development Inc., and Caribbean Computer Corp., and served as CFO and Manager of Financial Planning for Liberty Medical Supply, Inc. from 1995 to 1999. He has been the controller and Chief Financial Officer of Liberator Medical Supply, Inc., since its organization.
John Leger. John Leger joined Liberator in April 2006. John was the Senior VP of Operations at Liberty Medical Supply from December 1991 through January 2004. He was responsible for diabetic call center operations, customer services, repeat customer sales, document acquisition and management, claims processing to Medicare, mail services, shipping, receiving, and purchasing. Mr. Leger worked closely with Mark Libratore in building the mail order diabetes business to $100M in annualized sales, and stayed on with the company through its growth to over 650,000 active customers. Due to an agreement not to compete with Liberty during a severance agreement period, John made his expertise available as an independent consultant until he joined Closer Healthcare, Inc. as a VP of Operations in 2005. Closer is a mail order provider of diabetes testing supplies and primarily serviced customers in national clinical trials as well as the managed care sector. He spent a year with Closer prior to joining Liberator Medical.
There are no family relationships among any of our executive officers or director.

Summary Compensation of Executive Officers
Compensation Discussion and Analysis
The individuals who served as our chief executive officer, our chief financial officer and our chief operating officer during fiscal year ended September 30, 2008, are referred to herein as the “named executive officers.” We do not have a compensation committee because there is only one director, our Chief Executive Officer and President. Compensation for the named executive officers was determined by our Chief Executive Officer and President, as the sole director. We plan to expand our board of directors during our fiscal year ending September 30, 2009 and, if feasible, to establish a compensation committee comprised of independent directors.
Compensation Philosophy and Objectives
Our compensation program for the named executive officers is intended to attract, retain, motivate and appropriately reward talented executives who can contribute significantly to our financial growth and success, and thereby build value for our stockholders over the long term. The program has the following specific goals:
•	To offer a total compensation package to the named executive officers that is competitive in the marketplace for executive talent.

•	To motivate the named executive officers to achieve our business objectives by providing incentive compensation awards that take into account our overall performance and that measure performance against those business objectives.

•	To provide equity-based, long-term compensation arrangements that creates meaningful incentives for the named executive officers to maximize our near and long-term future performance that aligns their interests with our shareholders’ and encourage the named executive officers to remain with us.
To achieve these objectives, our board of directors is developing certain processes for setting named executive officer compensation and is constructing an overall compensation program that consists of a number of elements, as described below.
Employment Agreements
On December 1, 2008, we entered into employment agreements with Mark A. Libratore, to secure his continued service as our President and Chief Executive Officer, with Robert Davis to secure his continued service as our Chief Financial Officer, and with John Leger to secure his continued service as our Chief Operating Officer. The employment agreement for Mr. Libratore has a two-year term and the employment agreement for each of Messrs. Davis and Leger has a one-year term, which term, in each case, will be automatically extended prior to the end of then current term for successive one-year periods until either we or the executive officer notifies the other party at least 90 days prior to the end of the term that such party does not wish to further extend the term. Each employment agreement provides for a minimum annual salary of $260,000, $190,000 and $160,000, in the case of Messrs. Libratore, Davis and Leger, respectively, which salary shall be reviewed annually by our board of directors (or committee thereof) and adjusted upward, at the sole discretion of our board of directors (or committee thereof). Pursuant to the agreements, each of Messrs. Libratore, Davis and Leger shall be eligible to receive additional cash incentive compensation pursuant to our annual bonus plan then in effect, and the target annual bonus for each of Messrs. Libratore, Davis and Leger shall be up to 15%, 10% and 10%, respectively, of such executive officer’s annual base salary, with the actual bonus to be based upon such individual and/or company performance criteria established for each fiscal year by our board of directors in consultation with the executive officer. Each executive officer also shall be eligible to participate in distributions from the quarterly executive bonus plan configured by our President and Chief Financial Officer.
Each executive officer shall be entitled to participate in our stock purchase plan and to be considered by our board of directors (or compensation committee of our board of directors, if any) for grants or awards of stock, stock options or warrants under any of our stock incentive or similar plans in effect from time to time. During the term, each executive officer shall be eligible to participate in such health and other group insurance and other employee benefit plans and programs in effect from time to time on the same basis as other senior executives. In addition, during the term of his agreement, Mr. Libratore shall be entitled to a minimum monthly automobile allowance of $799, plus gas expense.
The employment agreements provide that each executive officer will be entitled to severance benefits. If the executive officer’s employment is terminated during the term by us other than for Cause or Disability (each as defined below), or by the executive officer for Good Reason (as defined herein), the executive officer will be entitled to receive (i) his pro-rata bonus for the fiscal year of termination, (ii) payment of an amount equal to the sum of 1/12 of his annual base salary and 1/12 of the target annual bonus each month for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination, and (iii) continuation of medical benefits on the same terms as active senior executives for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination. In addition, all of the executive officer’s unvested options outstanding at the time of such termination will become fully vested. If the executive officer’s employment with us is terminated due to the executive officer’s death or Disability, the executive officer (or his estate, if applicable) will be entitled to receive (i) the pro-rata bonus and (ii) option vesting. Receipt of the severance payments, continued medical coverage and option vesting shall be conditioned on the executive officer’s continued compliance with the non-disclosure, non-competition and non-solicitation obligations under the employment agreement. For purposes of the employment agreements, the following terms have the following meanings:
“Cause” means termination upon (i) the willful and continued failure by executive officer to substantially perform his duties or the oral or written instructions of our President, Chief Executive Officer and/or board of Directors (other than any such failure resulting from executive officer’s incapacity due to physical or mental illness) after an oral or written demand for substantial performance is delivered to executive officer by our President, Chief Executive Officer of board of directors, which demands specifically identifies the manner in which President, Chief Executive Officer of board of directors believes that executive officer has not substantially performed his duties or complied with an instruction from our President, Chief Executive Officer of board of directors; (ii) the willful engaging by executive officer in conduct that is demonstrably and materially injurious to us; (iii) the failure to observe material policies generally applicable to our officers or employees; (iv) the failure to cooperate with any internal investigation of our company or any of our affiliates; (v) commission of any act of fraud, theft or financial dishonesty with respect us or any of our affiliates or indictment or conviction of any felony; or (vi) material violation of the provisions of the employment agreement.
“Disability” means the executive officer is entitled to receive long-term disability benefits under our long-term disability plan in which the executive officer participates, or, if there is no such plan, the executive officer’s inability, due to physical or mental ill health, to perform the essential functions of the executive officer’s job, with or without a reasonable accommodation, for 180 days during any 365 day period irrespective of whether such days are consecutive.
“Good Reason” means (i) a material and adverse change in the executive officer’s duties or responsibilities; (ii) a reduction in the executive officer’s base salary or target annual bonus; (iii) a relocation of the executive officer’s principal place of employment by more than 50 miles; or (iv) breach by us of any material provision of the employment agreement; provided, that the executive officer must give notice of termination for Good Reason within 60 days of the occurrence of the first event giving rise to Good Reason.
During the term of the employment agreements and for a period of 18 months thereafter, subject to applicable law, the executives will be subject to restrictions on competition with us and restrictions on the solicitation of our customers and employees. For all periods during and after the term, the executives will be subject to nondisclosure and confidentiality restrictions relating to our confidential information and trade secrets.
Summary Compensation Table
The following table provides summary information regarding compensation earned by Messrs. Libratore, Davis and Leger, whom we refer to herein as our “named executive officers,” during the fiscal years ended September 30, 2008 and September 30, 2007.

Name and principal			Bonus	Option	All Other
position	Year	Salary($)	($)	Awards($)	Compensation($)(1)	Total($)
Mark A. Libratore	2008	$130,013	$24,713	$12,894	$40,078	$207,698
President and Chief Executive Officer	2007	$95,000	$-0-	$-0-	$17,907	$112,907

Robert Davis	2008	$92,497	$19,951	$15,892	$2,458	$130,798
Chief Financial Officer	2007	$65,769	$-0-	$-0-	$2,458	$68,227

John Leger	2008	$125,017	$17,332	$9,536	$2,458	$154,343
Chief Operating Officer	2007	$91,346	$-0-	$-0-	$2,458	$93,804

(1)	The “All Other Compensation” includes expenses paid on behalf of the named executive officers for health insurance, life insurance, transportation and certain other personal expenses.

Outstanding Equity Awards at Fiscal Year End
On September 14, 2007, we issued options to the named executive officers and others under our 2007 Stock Plan. On January 2, 2008, we rescinded all outstanding options effective as of their date of issuance because they did not conform to the 2007 Stock Plan. Accordingly, there were no outstanding equity awards at 2007 fiscal year end. On January 2, 2008, we issued new options under, and in conformity with, our 2007 Stock Plan to the named executive officers and others in the same amounts, and under the same terms, as the rescinded options. On February 16, 2008, we rescinded all outstanding options effective as of their date of issuance. Also on February 16, 2008, we issued new options under, and in conformity with, our 2007 Stock Plan to certain employees, not including the named executive officers, in the same amounts, and under the same terms, as the rescinded options. On April 14, 2008, we issued new options under and in conformity with, our 2007 Stock Plan to the named executive officers and one other employee, in the same amounts, and under the same terms, as the rescinded options. Our outstanding equity awards on September 30, 2008, are set forth in the following table:
OUTSTANDING EQUITY AWARDS AT YEAR END

Equity incentive
	Option Awards		Plan awards:
	Number of	Number of	Number of
	Securities	securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	unexercised	Unexercised	Option	Option
	Options(#)	options	Unearned	Exercise	Expiration
	exercisable	unexercisable	Options(#)	Price($)	Date
Mark Libratore	50,000	50,000	100,000	$0.825	April 14, 2013
Robert Davis	50,000	50,000	100,000	$0.750	April 14, 2013
John Leger	30,000	30,000	60,000	$0.750	April 14, 2013
Potential Payments Upon Termination
We have employment agreements with the named executive officers and one additional employee. These employment agreements provide for potential payments upon termination upon the occurrence of certain events. See “—Employment Agreements.”
2007 Stock Plan
Our 2007 Stock Plan (the “2007 Plan”) was adopted by our board of directors on September 14, 2007, and was approved by our stockholders at our annual stockholder meeting on September 10, 2008. Stock options, stock appreciation rights, or SARs, stock awards and cash awards may be granted under the 2007 Plan. Each is referred to as an award in the 2007 Plan. Options granted under the 2007 plan may be either “incentive stock options,” as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or “non-statutory stock options.”
The 2007 Plan is administered by the board of directors acting as a whole or by a delegated officer or officers in certain instances. Awards under the 2007 plan may be granted to our employees, directors and consultants. Incentive stock options may be granted only to our employees. The administrator, in his discretion, approves awards granted under the 2007 Plan. Generally, if an awardees’ service to us terminates other than by reason of death, disability, and retirement or for cause, vested options and SARs will remain exercisable for a period of thirty days.
The plan terminates on September 13, 2017. In the event of a termination of service of a participant or death of a participant, the award grant may provide for exercise within a reduced period. Unless otherwise determined by the administrator, awards granted under the 2007 Plan are not transferable other than by will, domestic relations order, or the laws of descent or distribution may be exercised during the awardees’ lifetime only by the awardees. The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date of grant. The term of an option may not be more than ten years from the date of grant. No option may be exercised after the expiration of its term. Any incentive stock option granted to a ten percent stockholder may not have a term of more than five years. The administrator may grant SARs alone, in addition to, or in tandem with, any other awards under the plan. An SAR entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the administrator. The excess amount will be payable on ordinary shares, in cash or in a combination thereof, as determined by the administrator. The terms and conditions of an SAR will be contained in an award agreement. The grant of an SAR may be made contingent upon the achievement of objective performance conditions.

The administrator may grant stock awards such as bonus stock, restricted stock or restricted stock units. Generally, such awards will contain vesting features such that awards will either not be delivered, or may be repurchased by us at cost, if the vesting requirements are not met. The administrator will determine the vesting and shared delivery terms.
The following table presents details of the Company’s equity compensation plan as of September 30, 2008:

	Weighted-Average Exercise
Stock Options Outstanding	Price Per Share	Shares Available to Grant
480,000 (1)	$0.77	520,000

(1)	Net of 10,000 options forfeited by an employee.
As of July 27, 2009, the Company had granted and there were outstanding options for the purchase of up to 960,000 shares of common stock.
Compensation of Directors
We have one director, Mark A. Libratore, who does not receive any compensation as a director.
Compensation Committee Interlocks and Insider Participation
We do not have a compensation committee. Our board of directors, which consists of one director, who is our President and Chief Executive officer, determines the compensation of our named executive officers. All compensation for our other employees is determined by our executive officers on the basis of the value of an employee or a contracted service to us. Our compensation for our named executive officers and managers is determined by our financial results. Base salaries are supplemented by cash performance bonuses determined by our board of directors in January of each year based on the prior year financial results. Our board of directors also recognizes that those named executive officers and managers may also be shareholders and accordingly who share in dividends paid by us from our earnings. In addition, compensation by other companies of like size for comparable services and other factors specific to each determination of compensation are taken into consideration.
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE
ITEM 2 — APPROVAL OF 2009 EMPLOYEE STOCK PURCHASE PLAN
Our Board of Directors is asking our stockholders to approve our 2009 Employee Stock Purchase Plan (the “ESPP”). Our ESPP was adopted by our Board of Directors on June 4, 2009. The ESPP became effective upon its adoption by our Board of Directors, which is responsible for the administration of the ESPP. Under Section 423 of the Internal Revenue Code, the ESPP must be adopted by the Company’s shareholders within one (1) year before or after its adoption by the Board. Set forth below is a description of the material terms of the ESPP. Please see Appendix A for a complete copy of the ESPP.
General
We may issue a maximum of 500,000 shares of our common stock under the ESPP. The ESPP terminates on the tenth (10th) anniversary of its adoption by our Board of Directors. Our Board of Directors may amend or terminate the ESPP.
Purpose
We believe that employees’ participation in the ESPP will align them more closely with the interests of the Company and our stockholders.
Eligibility
Any employee of the Company who customarily works more than twenty (20) hours or more per week, more than five (5) months in a calendar year, and has been employed at least ninety (90) days by the Company is eligible to participate in the ESPP. Employees of any Company subsidiary designated by the Board of Directors may also participate.

Participation
Eligible employees may voluntarily elect to participate in the ESPP by completing a payroll deduction authorization which is effective on the first trading day of each offering period, the first of which commenced on June 10, 2009, and ends on September 30, 2009. Subsequent offering periods shall have a duration of approximately six (6) months each and are anticipated to commence on the first trading day on or after June 1 and November 30 of each year. Payroll deductions are limited to fifteen percent (15%) of the employee’s cash compensation, including base salary, commissions, bonuses and incentive payments, but excluding severance and non-cash compensation. Pre-tax contributions made to a company 401(k) plan will be treated as compensation for purposes of the ESPP. No employee is to be granted an option under the ESPP (i) to the extent that, after the grant, the employee would own stock of the Company or outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock in the Company or any subsidiary; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.
Purchase Price
The payroll deductions authorized by participating employees are to be used to purchase newly issued shares of common stock from the Company at a purchase price of eighty-five percent (85%) of the fair market value of a share of common stock on the employee’s enrollment date of that offering period or on the exercise date of the offering period, whichever is lower. The purchase price may be adjusted by the Board in accordance with the ESPP.
Exercise and Withdrawal
Shares are purchased for participating employees automatically on the exercise date of an offering period, unless the participant elects in writing prior to such date not to complete the purchase. A participant may at any time during an offering period year give notice that he or she does not wish to continue to participate, and all amounts withheld are then refunded.
Income Tax Consequences
The ESPP is a “qualified” ESPP under Section 423 of the Internal Revenue Code. Under the Internal Revenue Code, no income will result to a participant upon the purchase of shares, and no deduction will be allowed by the Company. The gain, if any, resulting from a disposition of the share received by a participant is reported according to the provisions of Section 423 of the Internal Revenue Code, and will generally be taxed in part as ordinary income and part as capital gain.
Registration with the SEC
The Company filed a registration statement on Form S-8 with the Securities and Exchange Commission on June 10, 2009, to register the issuance of the shares issued under the ESPP.
Stockholder Approval
Approval of the ESPP requires the affirmative vote of the majority of the shares present and entitled to vote at the Annual Meeting.
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

ITEM 3 — APPROVAL OF AMENDMENT TO
COMPANY’S 2007 STOCK PLAN
General
On September 14, 2007, the Board of Directors adopted the Company’s 2007 Stock Plan (the “2007 Stock Plan”) and directed that it be submitted to stockholders for approval at the Annual Meeting. The 2007 Stock Plan was approved by the affirmative vote of a majority of the votes cast by the Company’s stockholders at the Company’s 2008 annual meeting.
The 2007 Stock Plan provides that the Board of Directors may grant to those individuals who are eligible under the terms of the 2007 Stock Plan nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, performance awards, performance units and other incentives payable in shares of the Company’s common stock as the Board of Directors may determine. Such grants may be made to officers, employees or members of the Board of Directors of the Company and its subsidiaries as well as the Company’s consultants, agents, advisors and independent contractors in exchange for bona fide services rendered. The number of shares of common stock to be reserved and available for awards under the 2007 Stock Plan (subject to certain adjustments as provided therein) is 1,000,000. As amended, the 2007 Stock Plan would increase the shares reserved and eligible to 2,000,000.
The purpose of the 2007 Stock Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.
The amendment was approved by the Company’s sole director on July 13, 2009.
Description of the Plan
The following is a general description of the material features of the 2007 Stock Plan. This description is qualified in its entirety by reference to the full text of the 2007 Stock Plan, as amended, a copy of which is attached as Appendix B to this proxy statement.
Administration of the Plan
The 2007 Stock Plan is administered by a Committee of the Board of Directors of the Company or, in the absence of a separately designated Committee, the entire Board. The maximum number of shares of common stock available for issuance under the 2007 Stock Plan is 1,000,000, but shall increase to 2,000,000, assuming the approving vote by the Company’s shareholders.
The 2007 Stock Plan permits awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in cash or in shares of common stock. The 2007 Stock Plan provides that the exercise price of any option will not be less than the fair market value of the common stock on the date of grant or, for a 10% shareholder, 110% of fair market value.
Eligibility
An award under the 2007 Stock Plan can be made to any employee, officer or director of the Company or a subsidiary, as selected by the Committee. Subject to certain limitations, an award under the plan can also be made to any consultant, agent, advisor or independent contractor to the Company or a related company, as selected by the Committee. As of July 1, 2009, there were approximately 115 employees, including officers, and a director eligible to participate in the 2007 Stock Plan.
Types of Awards That May Be Made Under the Plan
The 2007 Stock Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in shares of common stock.
Shares Covered by the 2007 Stock Plan; Limit on Awards
The 2007 Stock Plan permits the granting of awards covering an aggregate of 1,000,000 shares of Company common stock. The shares of Company common stock may be either authorized but unissued shares or treasury shares.
Any shares that are reserved for options or performance shares that lapse, expire, terminate or are cancelled, or if shares of Company common stock are issued under the plan and are thereafter reacquired by the Company, the shares subject to such awards and the reacquired shares may be available for subsequent awards under the 2007 Stock Plan.

Stock Options and Rights
Options granted under the 2007 Stock Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code. The exercise price of any stock option may not be less than the fair market value of the shares of common stock on the date of grant, and 110% of fair market value for 10% shareholders. The exercise price is payable in cash, shares of common stock previously owned by the optionee or a combination of cash and shares of common stock previously owned by the optionee, or by a recourse or non-recourse note executed by the nominee (subject to Sarbanes-Oxley prohibitions on officers loans). Both non-qualified stock options and incentive stock options will generally expire on the tenth anniversary of the date of grant, unless otherwise specified.
Stock appreciation rights may be granted in tandem with stock options or alone as freestanding stock appreciation rights. The grant price of a tandem stock appreciation right shall be equal to the exercise price of the related option, and the grant price of a freestanding stock appreciation right shall be the fair market value of the common stock on the grant date. The exercise of a stock appreciation right will entitle the holder to receive payment equal to the product of (i) the excess of the fair market value of the common stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the Compensation Committee, payment upon an exercise of a stock appreciation right may be in cash, common stock or some combination thereof.
Tax Consequences of Options
Non-Qualified Stock Options. On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option. The optionee will be taxed on this amount in the year of exercise, and the Company will generally be allowed a deduction in this amount for federal income tax purposes in the same year. When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as either a long- or short-term capital gain to the optionee, depending on the holding period for the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as either a long- or short-term capital loss, depending on the holding period of the shares.
Incentive Stock Options. On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee. If the optionee holds the shares for over one year after the date of exercise and two years from the date of grant, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) the Company will not be entitled to a tax deduction under such circumstances. Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition. This is sometimes referred to as a “disqualifying disposition.” The Company generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.
Restricted Stock and Stock Units
Under the 2007 Stock Plan, the Committee may grant shares of restricted stock and stock units on terms and conditions, including performance criteria, repurchase and forfeiture, as determined by the Committee. Upon satisfaction of the terms and conditions of the award, shares of restricted stock become transferable, and the stock units become payable in cash, shares of common stock, or a combination of both, in the discretion of the Committee.
Performance Shares
Performance shares are rights to receive shares of common stock are rights to receive payments of cash on the achievement of certain performance goals over a specified performance period.
Performance Criteria
Awards of restricted stock, stock appreciation rights, performance shares, performance units and other awards under the 2007 Stock Plan may be made subject to the attainment of performance goals, both on a company and individual basis. Performance goals may be expressed in terms of business criteria including the following: profits, profit-related return ratios, return measures, cash flow, earnings, net sales growth, margins, productivity, share price, expense targets and customer satisfaction.

Amendment and Termination of the 2007 Stock Plan
The Board or the Compensation Committee may, at any time, amend, suspend or terminate the 2007 Stock Plan or any portion of the plan, provided that to the extent required by law or a stock exchange rule, stockholder approval is required for any amendment to the plan. By its terms, the 2007 Stock Plan terminates ten years after its effective date.
New Plan Benefits
In the fiscal year which commenced October 1, 2009, the Company granted 480,000 options, including the following to its executive officers:

Name and Position	Number of Option Shares

Mark A. Libratore	—
President and Chief Executive Officer

Robert J. Davis	100,000
Chief Financial Officer

John Leger	60,000

Chief Operating Officer

Executive Group	160,000

Other Employees	320,000
All of the options granted in fiscal 2009 are exercisable at $0.60 per share for a term of five (5) years and vest 25% on October 1, 2009, 25% on April 1, 2010, 25% on October 1, 2010, and 25% on April 1, 2011.
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 2007 STOCK PLAN.
Approval and adoption of the amendment to the 2007 Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
ITEM 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has appointed Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the 2009 fiscal year. Berenfeld, Spritzer, Shechter, & Sheer, LLP, has served as the Company’s independent registered public accounting firm since 2007.
In addition to appointing Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year, the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting. One or more representatives of Berenfeld, Spritzer, Shechter, & Sheer, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Stockholder ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, to stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Board will reconsider whether to retain that firm. Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted for the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the Company’s 2009 fiscal year.

Independent Auditor Fees
The following table sets forth fees billed or estimated to be billed to the Company by the Company’s independent auditors for the year ended September 30, 2008, and nine months ended September 30, 2007, for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements; (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as Audit Fees; (iii) services rendered in connection with tax preparation, compliance, advice and assistance; and (iv) all other services:

Services	2008	2007
Audit Fees	$90,300	$82,500
Audit-Related Fees	$—	$3,000
Tax Fees	$13,700	$15,000
All Other Fees	$—	$—
Total Fees	$104,000	$100,500
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BERENFELD, SPRITZER, SHECHTER, & SHEER, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.
The affirmative vote of the majority of votes cast is required to ratify the Board’s appointment of the Company’s independent registered public accounting firm.
PRINCIPAL SHAREHOLDERS
The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s common stock by (i) each of the Company’s directors and their nominees, (ii) Named Executive Officers of the Company, (iii) all executive officers and directors as a group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company’s common stock outstanding as of July 23, 2009. Percentages that include ownership of options or convertible securities are calculated assuming conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity. The address of each principal shareholder, unless otherwise indicated, is c/o 2979 SE Gran Park Way, Stuart, Florida 34997.

Name and Address	Number of Shares		Percent
5% Beneficial Owners:

Shailesh C. Zaveri (1) and Mayuri S. Zaveri 6559 N. Country Club Rd. Mattoon, IL 61938	2,085,342		6.38%

Millennium Partners, L.P.(2) c/o Millennium Management LLC 666 Fifth Avenue, 8th Floor New York, NY 10103	3,585,647	(3)	9.99%

Directors and Executive Officers:

Mark A. Libratore President and Chief Executive Officer and Director 2979 SE Gran Park Way Stuart, FL 34997	19,663,867	(4)	54.13%

Name and Address	Number of Shares		Percent

Robert Davis, Chief Financial Officer 2979 SE Gran Park Way Stuart, FL 34997	271,000	(5)	*

John Leger, Vice President, Operations 2979 SE Gran Park Way Stuart, FL 34997	160,000	(6)	*

All directors and executive officers as a group (3 persons)	20,094,867	(7)	55.06%

*	Less than one percent (1%).

(1)	Information with respect to the reporting person is derived from a Schedule 13G/A filed with the SEC on behalf of the reporting person on February 13, 2008 and in coordination with a schedule of expiring warrants..

(2)	Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), is the managing partner of Millennium Partners, L.P., a Cayman Islands exempted limited partnership (“Millennium Partners”), and the manager of Millenco LLC, a Delaware limited liability company (“Millenco”), and consequently may be deemed to have voting control and investment discretion over securities owned by Millennium Partners or Millenco. Israel A. Englander is the managing member of Millennium Management and as a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management. The foregoing should not be construed in and of itself as an admission by Millennium Management or Mr. Englander as to beneficial ownership of the shares owned by Millennium Partners or Millenco. The foregoing information is derived from the reporting person and a Schedule 13D filed with the SEC on behalf of the reporting person on June 2, 2008, as amended.

(3)	Represents an aggregate of (i) 712,500 shares of our common stock held by Millenco, (ii) 4,375,000 shares of our common stock issuable upon conversion of an outstanding senior convertible note held by Millennium Partners in the original principal amount of $3,500,000, at an initial conversion price of $0.80 per share, subject to adjustment, which matures on May 22, 2010, (iii) 3,333,334 shares of our common stock issuable upon conversion of an outstanding senior convertible note held by Millennium Partners in the original principal amount of $2,500,000, at an initial conversion price of $0.75 per share, subject to adjustment, which matures on October 17, 2010, (iv) 4,375,000 shares of our common stock issuable upon exercise of a warrant held by Millennium Partners at an initial exercise price of $1.00 per share, subject to adjustment, which has a term of five years, (v) 1,166,667 shares of our common stock issuable upon exercise of a warrant held by Millennium Partners at an initial exercise price of $1.25 per share, subject to adjustment, which has a term of three years; provided, however, that the number of shares of our common stock into which such senior convertible notes and warrants is limited pursuant to the terms of the senior convertible notes and the warrants to that number of shares of our common stock which would result in Millennium Partners (together with its affiliates) having aggregate beneficial ownership of not more than 9.99% of our total issued and outstanding common stock, and (vi) 171,945 shares of restricted common stock owned by Millennium Partners. Thus, as of December 11, 2008, Millennium Partners may be deemed to beneficially own approximately 3,585,647 shares of our common stock, which represents approximately 9.99% of the outstanding shares of the outstanding shares of our common stock as of such date.

(4)	Includes 4,021,009 shares underlying options exercisable by Mr. Libratore within 60 days of July 27, 2009.

(5)	Includes 100,000 shares underlying options exercisable, and 6,000 shares underlying warrants exercisable by Mr. Davis within 60 days of July 27, 2009. Does not include 100,000 shares underlying options that are not exercisable within 60 days of July 27, 2009.

(6)	Includes 60,000 shares underlying options exercisable by Mr. Leger within 60 days of July 27, 2009. Does not include 60,000 shares underlying options that are not exercisable within 60 days of July 279, 2008.

(7)	See Footnote Nos. (4) through (6)

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
Shareholder proposals which are intended to be presented by such shareholders at the Company’s 2010 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the Company’s principal executive offices no later than June 1, 2010, in order to be considered for inclusion in the proxy statement and form of proxy relating to the meeting.
SOLICITATION OF PROXIES
The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.
OTHER MATTERS
Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Shareholders other than the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A copy of our 2008 Annual Report on Form 10-KSB, including financial statements, as filed with the Securities and Exchange Commission is available on the Corporation’s website at www.liberatormedical.com and on the Securities and Exchange Commission’s website at www.sec.gov. Copies may be obtained without charge upon written request to Robert J. Davis, Chief Financial Officer, at 2979 SE Gran Park Way, Stuart, Florida 34997.
By Order of the Board of Directors,
/s/ Mark A. Libratore
President

Appendix A
LIBERATOR MEDICAL HOLDINGS, INC.
2009 EMPLOYEE STOCK PURCHASE PLAN
1.     Purpose. The purpose of the Liberator Medical Holdings, Inc., 2009 Employee Stock Purchase Plan (the “Plan”) is to promote the interest of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”) and its stockholders by providing employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.
2.     Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings:
     2.1     “Account” means an account referred to in Section 6.2 of the Plan.
     2.1     “Board of Directors” or “Board” means the Board of Directors of the Company.
     2.2     “Code” means the Internal Revenue Code of 1986, as amended.
     2.3     “Committee” means a committee of one or more members to be selected by the Board. If the Board does not designate a Committee, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.
     2.4     “Common Stock” means the common stock, $0.001 par value, of the Company.
     2.5     “Company” means Liberator Medical Holdings, Inc., and any Designated Subsidiary of the Company.
     2.6     “Compensation” means all cash compensation paid to an Employee, including base salary, commissions, bonuses and incentive payments, but excluding severance and non-cash compensation. Any pre-tax contributions made to a Company 401(k) plan shall be treated as Compensation for purposes of the Plan.
     2.7     “Designated Subsidiary” means any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
     2.8     “Employee” means any individual who is an employee of the Employer; PROVIDED, HOWEVER, EMPLOYEES WHO HAVE BEEN EMPLOYED LESS THAN NINETY DAYS BY THE EMPLOYER, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH THE COMPANY IS TWENTY (20) HOURS OR LESS PER WEEK, AND EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH THE COMPANY IS FOR NOT MORE THAN FIVE (5) MONTHS IN ANY CALENDAR YEAR SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.
     2.9     “Employer” means the Company and any Designated Subsidiary.

     2.9     “Enrollment Date” means the first Trading Day of each Offering Period.
     2.10     “Exercise Date” means the last Trading Day of each Offering Period.
     2.11     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
          2.11.1     If the principal market for the Common Stock is a national securities exchange or the NASDAQ stock market, then the “Fair Market Value” as of that date shall be the mean between the lowest and highest reported sale prices of the Common Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.
          2.11.2     If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Common Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.
          2.11.3     If the day is not a business day, and as a result, paragraphs 2.11.1 and 2.11.2 above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier business day. If paragraphs 2.11.1 and 2.11.2 above are otherwise inapplicable, then the “Fair Market Value” of the Stock shall be as determined in good faith by the Committee.
     2.12     “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.
     2.13     “Offering Periods” means the period of approximately six (6) months during which an Option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after June 1st and November 30th of each year and terminating on the last Trading Day before the commencement of the next Offering Period; provided, however, that the first Offering Period shall commence on June 10, 2009 and end on November 30, 2009. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.
     2.15     “Option” means an Option to be purchase shares of Common Stock under the Plan, as set forth in Section 7 of the Plan.
     2.16     “Participant” means an eligible employee who becomes a participant of the Plan in accordance with Section 5.1 of the Plan.
     2.14     “Plan” means this Liberator Medical Holdings, Inc. 2009 Employee Stock Purchase Plan.
     2.15     “Purchase Price” for each Offering Period means 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period or on the Exercise Date of such Offering Period, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.
     2.16     “Reserves” means the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under Option.
     2.17     “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.18     “Trading Day” means a day on which national stock exchanges and the NASDAQ System are open for trading.
3.     Eligibility.
     3.1     Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.
     3.2     Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.
4.     Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.13, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5.     Participation.
     5.1     An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.
     5.2     Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date (provided that the Company has received the Participant’s Subscription Agreement) and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
6.     Payroll Deductions.
     6.1     At the time a Participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to any whole percentage (not exceeding fifteen percent (15%)) of the Compensation that he or she receives on each payday during the Offering Period.
     6.2     All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into such Account. Accounts shall be mere bookkeeping entries on the Company’s books and records. Amounts credited to Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest or other earnings shall be paid or credited with respect to payroll deductions or any amounts accumulated in or credited to a Participant’s Account.

     6.3     A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new Subscription Agreement. A Participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the Participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as provided in Section 10 hereof.
     6.4     Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof.
     6.5     At the time the Option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s Compensation or other remuneration payable to the Participant the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.
7.     Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Participant’s Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share shall be retained in the Participant’s Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Exercise of the Option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.
8.     Exercise of Option.
     8.1     Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option with respect to an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share shall be retained in the Participant’s Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any monies left over in a Participant’s Account after the Exercise Date shall be returned to the Participant. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by him or her.
     8.2     If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion: (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and continue all Offering Periods then in effect; or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.
     9.     Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her Option. Notwithstanding the foregoing, the Company may hold stock certificates on behalf of a Participant until such time as a Participant requests delivery of such certificates.
10.     Withdrawal.
     10.1     A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account and not yet used to exercise his or her Option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan or in such other manner prescribed by the Committee. All of the Participant’s payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such Participant. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Subscription Agreement.
     10.2     A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.
11.     Termination of Employment. Upon a Participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant’s Option shall be automatically terminated.
12.     Interest. No interest or other earnings shall accrue on the payroll deductions of a Participant in the Plan.
13.     Stock.
     13.1     Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be Five Hundred Thousand (500,000) shares.
     13.2     A Participant shall have no ownership interest or voting right in shares covered by his or her Option until such Option has been exercised and the shares purchased as a result thereof have been delivered.

     13.3     Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Pa rticipant and his or her spouse jointly with the right or survivorship.
14.     Administration. The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.
15.     Designation of Beneficiary.
     15.1     A Participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the Participant’s Account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Account under the Plan in the event of such Participant’s death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
     15.2     Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.     Transferability. Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.     Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
18.     Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
19.     Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.
     19.1     Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
     19.2     Dissolution or Liquidation. Unless provided otherwise by the Board, in the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account.
     19.3     Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board may terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company’s proposed sale or merger. T he Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20.     Amendment or Termination.
     20.1     The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.
     20.2     Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable which are consistent with the Plan.
     20.3     In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
          20.3.1     Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          20.3.2     Shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and
          20.3.3     Allocating shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.
21.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
22.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.
23.     No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time.
24.     No Effect Upon Benefits. Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of the Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of the Employer.
25.     Trading Policy Restrictions. Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company.
26.     Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
27.     Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 27 shall take precedence over all other provisions in the Plan.
28.     Governing Law. Without regard to conflict of law principles, the laws of the State of Nevada will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

EXHIBIT A
LIBERATOR MEDICAL HOLDINGS, INC.
2009 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
Original Application Enrollment Date: ______________
__________ Change in Payroll Deduction Rate
__________ Change of Beneficiary(ies)
1.	I hereby elect to participate in the Liberator Medical Holdings, Inc. 2009 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of ___% of my covered cash Compensation on each payday (FROM 1 TO 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that these payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan and that all of my payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. I understand that no interest or other earnings will accrue on my payroll deductions.

4.	I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Option.

5.	I have received and read the Prospectus for the Plan and am subscribing for the purchase shares of the Company’s Common Stock after having considered the risks associated with an investment in such Common Stock. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

6.	I understand that my ability to exercise the Option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

7.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only): __________________.

8.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the amount I received in such disposition over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of: (l) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) the excess of the fair market value of the shares at the time the Enrollment Date (the first day of the Offering Period during which I purchased such shares) over the purchase price which I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

9.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

10.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:
NAME: (Please print)
____________________________
(First) (Middle) (Last)

Relationship

Address:

Employee’s Social Security Number:
Employee’s Address:
_______________
_______________
_______________
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Spouse’s Signature
Dated:

Signature of Employee
(If beneficiary is other than spouse)

EXHIBIT B
LIBERATOR MEDICAL HOLDINGS, INC.
2009 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
The undersigned Participant in the Offering Period of the Liberator Medical Holdings, Inc. 2009 Employee Stock Purchase Plan which began on ___, 2009 (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Dated

Signature

Appendix B
LIBERATOR MEDICAL HOLDINGS, INC.
AMENDED AND RESTATED
2007 STOCK PLAN

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LIBERATOR MEDICAL HOLDINGS, INC.
AMENDED AND RESTATED
2007 STOCK PLAN
Section 1. Purpose.
     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, to encourage such selected persons to remain in the employ of the Company, and to attract new employees by purchasing Shares of the Company’s common stock. The Plan provides for the grant of Shares, and of Options and other rights to purchase Shares. Options granted under the Plan may include Nonstatutory Stock Options as well as Incentive Stock Options intended to qualify under section 422 of the Internal Revenue Code. Stock and Stock Purchase Rights may also be granted under the Plan.
Section 2. Definitions.
     (a) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
     (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (c) “Committee” shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Securities Exchange Act of 1934.
     (d) “Company” shall mean LIBERATOR MEDICAL HOLDINGS, INC., a Nevada corporation.
     (e) “Disability” shall mean that an Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (f) “Employee” shall mean any individual who is a common-law employee of the Company or of a Subsidiary, or a member of the Board of Directors. In addition, service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).
     (g) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

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     (h) “Fair Market Value” shall means the value of a Share determined as follows:
          (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;
          (ii) If the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or regularly quoted through the NASD OTC Bulletin Board, its Fair Market Value shall be the mean between the bid and asked prices for the Stock at the close of trading in the over-the-counter market for the trading day on which the Stock was traded immediately preceding the applicable date; or
          (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board of Directors or a designated committee of the Board of Directors.
     (i) “ISO” shall mean an employee incentive stock option described in Code section 422(b).
     (j) “Nonstatutory Option” shall mean an employee stock option that is not an ISO.
     (k) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
     (l) “Optionee” shall mean an individual who holds an Option.
     (m) “Performance Awards” shall have the meaning set forth in Section 7.
     (n) “Plan” shall mean the Company’s 2007 STOCK PLAN.
     (o) “Purchaser” shall mean an individual who holds a Stock Purchase Right.
     (p) “Service” shall mean service as an Employee.
     (q) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).
     (r) “Stock” shall mean the common stock of the Company.

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     (s) “Stock Appreciation Right” means a right, the value of which is determined relative to the appreciation in value in shares, which may be issued under Section 7.
     (t) “Stock Purchase Right” shall mean the right granted to a Purchaser to acquire common stock of the Company as provided in Section 7 herein.
     (u) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.
     (v) “Subsidiary” shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
Section 3. Administration
     (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.
     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.
     (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

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(iv)	To determine when Options, Stock Purchase Rights, Performance Awards or Stock Appreciation Rights are to be granted under the Plan;

(v)	To select the Optionees or Purchasers;

(vi)	To determine the number of Shares to be made subject to each Option, Stock Purchase Right, Performance Award, or Stock Appreciation Rights and each Share’s Fair Market Value at the time of grant;

(vii)	To prescribe the terms and conditions of each Option, Stock Option Agreement, Performance Award and Stock Appreciation Right, including (without limitation) the Exercise Price, vesting and whether such Option is to be classified as an ISO or as a Nonstatutory Option;

(viii)	To prescribe the terms and conditions of each Stock Purchase Right, including (without limitation) the purchase price per Share, vesting and to specify the provisions of the stock purchase agreement relating to such Stock Purchase Right;

(ix)	To amend or terminate any outstanding Stock Option Agreement, Stock Appreciation Right or Performance Award;

(x)	To determine the disposition of an Option in the event of an Optionee’s divorce or dissolution of marriage;

(xi)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Option;

(xii)	To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

(xiii)	To take any other actions deemed necessary or advisable for the administration of the Plan.
     All decisions, interpretations and other actions of the Committee shall be final and binding. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any Stock Purchase Right.

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Section 4. Eligibility.
     (a) General Rule. Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Purchasers by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.
     (b) Ten_Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.
     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.
     (d) Outstanding Stock. For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.
Section 5. Stock Subject to Plan.
     Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of shares which may be optioned and/or sold under the Plan is two million (2,000,000) Shares of Stock. The Shares may be authorized, but unissued, or reacquired Stock. If an Option, Stock Purchase Right, or Stock Appreciation Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
Section 6. Terms and Conditions of Options.
     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such

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Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. The Exercise Price of a Nonstatutory Option shall not be less than any percentage of value or amount required by statute or regulation. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.
     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.
     (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed five (5) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.
     (g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

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     (h) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, and to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company, and that the Optionee (or his executor or administrator, as the case may be) shall have the right to exercise the Option for at least twelve months if the Optionee’s service terminates due to death or Disability.
     (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.
     (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.
     (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
Section 7. Stock Purchase Rights, Stock Appreciation Rights, and Performance Awards.
     (a) Rights to Purchase Restricted Stock. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date of grant of the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Committee.

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     (b) Repurchase Option. Unless the Committee determines otherwise, the stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser’s employment with the Company (including death or disability). The purchase price for Shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option with respect to the Shares purchased pursuant to a Stock Purchase Right shall lapse at such rate as the Committee may determine, but in no event as to less than 20% of the total shares granted annually.
     (c) Restrictions on Transfer of Shares. Any Shares issued upon exercise of a Stock Purchase Right may be subject to such rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable stock purchase agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
     (d) Other Provisions. The stock purchase agreement may also contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of stock purchase agreements need not be the same with respect to each Purchaser.
     (e) No Rights as a Shareholder. Once the Stock Purchase Right is exercised, the Purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 9 of the Plan.
     (f) Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:
          (i) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

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          (ii) The amount payable in cash and/or Shares with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per Share on the exercise date exceeds the exercise price of the Stock Appreciation Right. The amount payable in Shares, if any, is determined with reference to the Fair Market Value on the date of exercise.
          (iii) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.
     (g) Restricted Stock. Restricted Stock is Shares that are issued to a Participant and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. The Participant shall have, with respect to awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.
     (h) Performance Awards. Performance Awards may be granted under this Plan from time-to-time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance awards.
     (i) Other Awards. The Committee may from time-to-time grant other stock and stock-based Awards under the Plan, including without limitation, Awards issued as bonuses or other compensation for services, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Shares, and dividend equivalents. The Committee shall determine the terms and conditions of such other stock and stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

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     (j) Fractional Shares. No fractional Shares shall be issued upon the exercise of an Option, nor shall any scrip certificates in lieu thereof be issuable at any time. Accordingly, if as a result of any adjustment under the provisions of this Plan or any Option granted pursuant to the Plan, an Optionee would become entitled to a fractional Share, he shall have the right to purchase only the next lower whole number of Shares and no payment or other adjustment will be made with respect to any fractional interest.
Section 8. Payment for Shares.
     (a) General Rule. The entire Exercise Price of Shares optioned under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.
     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
     (c) Promissory Notes. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse or nonrecourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until any note is paid in full.
     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
Section 9. Recapitalizations, Mergers and Asset Sales.
     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other

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increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.
     (c) Merger or Asset Sale. Except as otherwise provided in an Option Agreement or Stock Purchase Right, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration,

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the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
Section 10. Legal Requirements.
     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.
Section 11. No Employment Rights.
     No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.
Section 12. Duration and Amendments.
     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants already made shall be null and void, and no additional Option grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.
     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

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     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.
Section 13. Execution.
     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute this Amended and Restated Plan as of July 13, 2009.

LIBERATOR MEDICAL HOLDINGS, INC. a Nevada corporation
By:	/s/ Mark A. Libratore
Mark A. Libratore, President

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PROXY CARD
LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE GRAN PARK WAY
STUART, FL 34997
THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Mark A. Libratore as Proxy, with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Liberator Medical Holdings, Inc., held of record by the undersigned on July 27, 2009, at the Annual Meeting of Shareholders to be held on September 4, 2009, or any adjournment thereof.

1.	ELECTION OF DIRECTOR

_________ FOR	_________ WITHHOLD AUTHORITY
(INSTRUCTION: To withhold authority for an individual nominee write that nominee’s name in the space provided below.)

2.	APPROVAL AND ADOPTION OF THE COMPANY’S 2009 EMPLOYEE STOCK PURCHASE PLAN

_________ FOR	_________ AGAINST	_________ ABSTAIN

3.	APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S 2007 STOCK PLAN

_________ FOR	_________ AGAINST	_________ ABSTAIN

4.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_________ FOR	_________ AGAINST	_________ ABSTAIN
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee, and FOR Proposal 2.
Please sign exactly as your name appears on your certificate. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated	, 2009	Number of shares held:

Please type or print your name(s)		Signature

Please type or print your name(s)		Signature
If you have had a change of Address, please print or type your new address in the lines below.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY PROMPTLY USING THE

ENCLOSED ENVELOPE.

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